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                          CONTRACT SPECIFICATIONS

CONTRACT NUMBER                                            [79-7900-123456]
CONTRACT TYPE                                              [Non Qualified] or [Qualified plan under
                                                           IRS Code section 401, 403(b), 408(a) or
                                                           408A]

OWNER/ANNUITANT                                            [John J. Doe, Owner]
                                                           [Mary J. Doe, Annuitant]
AGE OF OWNER                                               [35]
AGE OF OLDEST ANNUITANT                                    [35]

DATE OF COVERAGE                                           [June 21, 2000]
COVERED PERSON                                             [Owner, unless specified above]
CONTRACT ANNIVERSARY DATE                                  [June 21, 2001]

INITIAL PURCHASE PAYMENT                                   [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                           [$10,000] [if IRA $2,000]
MINIMUM ADDITIONAL PAYMENT                                 [$1,000]
MAXIMUM PURCHASE PAYMENT                                   [Any purchase payment that would NOT cause
  (without prior approval of the Company)                   Account Value to exceed $2,000,000]

BENEFICIARY (RELATIONSHIP)                                 [Susan J. Doe (Daughter)]

ANNUITY COMMENCEMENT DATE                                  [July 1, 2060]
ANNUITY OPTION                                             [Deferred]
      Minimum Annuity Purchase Amount                      [$2,000]
      Minimum Initial Annuity Payment Amount               [$20]
      Account Fee After Annuity Commencement Date          [$50]

ACCOUNT FEE                                                [$50]
MAXIMUM ACCOUNT FEE                                        [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE            [$100,000]
WITHDRAWAL CHARGES                                         NUMBER OF COMPLETE
                                                           ACCOUNT YEARS FROM
                                                           DATE OF COVERAGE       WITHDRAWAL CHARGES
                                                           ----------------       ------------------
                                                           [ 1                            [6%
                                                             2                             6%
                                                             3                             5%
                                                             4                             5%
                                                             4+]                           0%]

FREE WITHDRAWAL AMOUNT                                     [During the first Contract Year: (a)
                                                           After the first Contract Anniversary,
                                                           the greater of (a) and (b).

                                                           (a) [[15% of new Purchase Payments,
                                                               irrespective of whether such new
                                                               Payments have been liquidated.
                                                           (b) Your Contract's "earnings" to date
                                                               minus any free withdrawals previously
                                                               taken. "Earnings" is defined as your
                                                               Account Value on the day we receive your
                                                               withdrawal request plus all withdrawals
                                                               and charges previously taken,
                                                               minus all Purchase Payments you have
                                                               made.]
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RFF-IND-MVA-REV-1-01

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INITIAL GUARANTEE PERIODS(S)                               ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                                   ["1YR-4.5%", "3YR-5.6%" or "N/A"]
       Minimum Guarantee Period Amount                     [$1,000]
       Minimum Guaranteed Interest Rate                    3%
       Market Value Adjustment ("b" Factor)                [0%]     Maximum 0.25%

CURRENT FEE PER TRANSFER                                   [$0]
       Maximum Fee Per Transfer                            [$15]
       Maximum Number of Transfers per Year                [12]
       Minimum Transfer Amount                             [$1,000]
       Minimum Remaining in Sub-Account after Transfer     [$1,000]

ANNUAL ASSET CHARGE
       Under $1,000,000                                    [1.35%] or [1.50%] or [1.60%] or [1.75%]
                                                           [1.35]% after Annuity Commencement Date
       $1,000,000 and over                                 [1.10%] or [1.25%] or [1.35%] or [1.50%]
                                                           [1.10%] after Annuity Commencement Date

BASIC DEATH BENEFIT                                        [The greatest of 1, 2 or 3 shown in the
                                                           "Amount of Death Benefit" provision]

OPTIONAL DEATH BENEFIT(S)
(Only available if Covered Person is age 79 or younger)
                                                           [None]

[EARNINGS ENHANCEMENT  BENEFIT ("EEB")]                    [The Basic Death Benefit plus
                                                           -  If the Covered Person is 69 or younger
                                                              on the Date of Coverage, 40% of the
                                                              excess of the Accumulation Account
                                                              Value over adjusted Purchase Payments,
                                                              up to an amount no greater than 40% of
                                                              adjusted Purchase Payments

                                                                              Or
                                                           -   If the Covered Person is between 70
                                                               and 79 years old on the Date of Coverage
                                                               25% of the excess of the Accumulation
                                                               Account Value over Adjusted Purchase
                                                               Payments, up to an amount no greater
                                                               than 25% of adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                 Adjusted Purchase Payments are Net purchase
                                                       payments that have been proportionally reduced
                                                       by a partial withdrawal as explained in the
                                                       "Amount of Death Benefit" provision ]
                                                                            [and]

[MAXIMUM ACCOUNT ANNIVERSARY VALUE BENEFIT ("MAV")]    [The greater of the Basic Death Benefit and
                                                       the highest Accumulation Account Value on any
                                                       Contract Anniversary prior to the Covered
                                                       Person's 81st birthday, adjusted for any
                                                       subsequent Purchase Payments and Partial
                                                       Withdrawals and Charges made between such
                                                       Account Anniversary and the Death Benefit
                                                       Date.]
                                                                            [and]
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RFF-IND-MVA-REV-1-01

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[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]            [The greater of the Basic Death Benefit and
                                                       your total purchase payments plus interest
                                                       accrued as follows:

                                                       -   Interest will accrue on Purchase
                                                           Payments allocated to and transfers to the
                                                           Variable Account while they remain in the
                                                           Variable Account at 5% per year until the
                                                           first day of the month following the
                                                           Covered Person's 80th birthday or until
                                                           the Purchase Payment or amount transferred
                                                           has doubled in amount, whichever is
                                                           earlier.]


[HOW WILL THE BENEFITS OFFERED BY THESE RIDERS BE     [MAV AND 5% ROLL UP:
CALCULATED IF MORE THAN ONE IS ELECTED?]
                                                       The death benefit will equal the greater of:
                                                       -   Maximum Account Anniversary Benefit
                                                       -   5% Premium Roll up Benefit]

                                                       [MAV AND EEB:

                                                       The death benefit will equal the:
                                                       Maximum Account Anniversary Account Benefit
                                                       Plus

                                                       -   If the Covered Person is 69 or younger on
                                                           the Date of Coverage, 40% of the excess of
                                                           the Accumulation Account Value over
                                                           the adjusted Purchase Payments, up to an
                                                           amount no greater than 40% of adjusted
                                                           Purchase Payments,
                                                                              or

                                                       -   If the Covered Person is between 70 and 79
                                                           years old on the Date of Coverage, 25% of
                                                           the excess of the Accumulation Account
                                                           Value over the adjusted Purchase
                                                           Payments, up to an amount no greater
                                                           than 25% of adjusted Purchase Payments.]

                                                       [5% ROLL UP AND EEB:

                                                       The death benefit will equal the 5% Premium
                                                       Roll Up Benefit Plus

                                                       -   If the Covered Person is 69 or younger on
                                                           the Date of Coverage, 40% of the excess of
                                                           the Accumulation Account Value over
                                                           the adjusted Purchase Payments, up to an
                                                           amount no greater than 40% of adjusted
                                                           Purchase Payments,
                                                                                   Or
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RFF-IND-MVA-REV-1-01

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                                                       If the Covered Person is between 70 and 79 years
                                                       old on the Date of Coverage, 25% of the excess
                                                       of the Accumulation Account Value over the
                                                       adjusted Purchase Payments, up to an amount no
                                                       greater than 25% of adjusted Purchase Payments.]

                                                       [MAV, 5% ROLL UP AND EEB:

                                                       The death benefit will equal the greater of:

                                                       -   Maximum Account Anniversary Value Benefit
                                                       -   5% Premium Rollup Benefit
                                                                            PLUS
                                                       -   If the Covered Person is 69 or younger on
                                                           the Date of Coverage, 40% of the excess of
                                                           the Accumulation Account Value over
                                                           the adjusted Purchase Payments, up to an
                                                           amount no greater than 40% of adjusted
                                                           Purchase Payments,
                                                                              or
                                                       -   If the Covered Person is between 70 and 79
                                                           years old on the Date of Coverage, 25% of
                                                           the excess of the Accumulation Account
                                                           Value over the adjusted Purchase
                                                           Payments, up to an amount no greater
                                                           than 25% of adjusted Purchase Payments.]

[EARNINGS ENHANCEMENT PLUS BENEFIT ("EEB PLUS")]       [The Basic Death Benefit plus

                                                       -   If the Covered Person is 69 or younger on
                                                           the Date of Coverage, 40% of the excess of
                                                           the Accumulation Account Value over
                                                           adjusted Purchase Payments, up to an
                                                           amount no greater than 100% of adjusted
                                                           Purchase Payments*,

                                                                              Or
                                                       -   If the Covered Person is between 70 and 79
                                                           years old on the Date of Coverage, 25% of
                                                           the excess of the Accumulation Account
                                                           Value over Adjusted Purchase Payments, up
                                                           to an amount no greater than 40% of
                                                           Adjusted Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                 Adjusted Purchase Payments are Net purchase
                                                       payments that have been proportionally reduced
                                                       by a partial withdrawal as explained in the
                                                       "Amount of Death Benefit" provision

                                                            *(After the seventh Contract
                                                            Anniversary, in determining 100% or
                                                            40% of adjusted Purchase Payments,
                                                            any purchase payment made within 12
                                                            months prior to the date of death will
                                                            be deducted from the adjusted Purchase
                                                            Payment calculation).]
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[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS MAXIMUM       [The greater of the Basic Death Benefit and the
ANNIVERSARY ACCOUNT VALUE BENEFIT ("EEB PLUS MAV")]    highest Accumulation Account Value on any
                                                       Contract Anniversary prior to the Covered Person's
                                                       81st birthday, adjusted for any subsequent Purchase
                                                       Payments and Partial Withdrawals and Charges
                                                       made between such Account Anniversary and the Death
                                                       Benefit Date ("Maximum Account Anniversary Value
                                                       Benefit")

                                                                     Plus

                                                       -   If the Covered Person is 69 or younger on the
                                                           Date of Coverage, 40% of the excess of the
                                                           Maximum Account Anniversary Value Benefit over adjusted
                                                           Purchase Payments, up to an amount no greater
                                                           than 100% of Adjusted Purchase Payments*

                                                                                Or

                                                       -   If the Covered Person is between 70 and 79
                                                           years old on the Date of Coverage, 25% of the
                                                           excess of the Maximum Account Anniversary
                                                           Value Benefit over adjusted Purchase
                                                           Payments, up to an amount no greater than
                                                           40% of adjusted Purchase Payments*.

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                 Adjusted Purchase Payments are Net purchase payments
                                                       that have been proportionally reduced by a
                                                       partial withdrawal as explained in the "Amount of
                                                       Death Benefit" provision

                                                            *(After the seventh Contract Anniversary,
                                                            in determining 100% or 40% of adjusted
                                                            Purchase Payments, any purchase payment made
                                                            within 12 months prior to the date of death
                                                            will be deducted from the adjusted Purchase
                                                            Payment calculation).]
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RFF-IND-MVA-REV-1-01


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[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS 5% PREMIUM    [The greater of the Basic Death Benefit and your
ROLL UP BENEFIT ("EEB PLUS 5% ROLL UP")]              total purchase payments plus interest accrued as
                                                      follows:

                                                      -  Interest will accrue on Purchase
                                                         Payments allocated to and transfers to the
                                                         Variable Account while they remain in the
                                                         Variable Account at 5% per year until the
                                                         first day of the month following the Covered
                                                         Person's 80th birthday or until the Purchase
                                                         Payment or amount transferred has doubled in
                                                         amount whichever is earlier "5% Premium Roll
                                                         Up Benefit"
                                                                            Plus

                                                      -  If the Covered Person is 69 or younger on the
                                                         Date of Coverage, 40% of the excess of the 5%
                                                         Premium Roll Up Benefit over Adjusted Purchase
                                                         Payments, up to an amount no greater than
                                                         100% of adjusted Purchase Payments*
                                                                              Or

                                                      -  If the Covered Person is between 70 and 79
                                                         years old on the Date of Coverage, 25% of the
                                                         excess of the 5% Premium Roll Up Benefit
                                                         over Adjusted Purchase Payments up to an
                                                         amount no greater than 40% of adjusted
                                                         Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                Adjusted Purchase Payments are Net purchase payments
                                                      that have been proportionally reduced by a
                                                      partial withdrawal as explained in the "Amount of
                                                      Death Benefit" provision

                                                          *(After the seventh Contract Anniversary,
                                                          in determining 100% or 40% of adjusted
                                                          Purchase Payments, any purchase payment made
                                                          within 12 months prior to the date of death
                                                          will be deducted from the adjusted Purchase
                                                          Payment calculation).]

[WHAT BENEFIT IS PAYABLE UNDER ANY OPTIONAL DEATH     [If the spouse of the Covered Person
BENEFIT IN THE EVENT THE COVERED PERSON'S SPOUSE      chooses to continue this Contract after the
CHOOSES TO CONTINUE THE CONTRACT AFTER THE COVERED    Covered Person's death, the amount payable
PERSON'S DEATH?]                                      under this Rider will be credited to the
                                                      Accumulation Account Value as of the Death
                                                      Benefit Date. Thereafter, the Rider
                                                      will continue in force and be payable upon
                                                      the spouse's death. For purposes of
                                                      calculating this benefit upon the
                                                      spouse's death, the Accumulation Account
                                                      Value on the Covered Person's Death Benefit
                                                      Date (inclusive of any Death Benefit Amount
                                                      increases) will be considered the Initial
                                                      Net Purchase Payment. If a benefit is
                                                      payable on the spouse's Death Benefit
                                                      Date, the death benefit amount will be
                                                      based on the spouse's age on the Date of
                                                      Coverage.]

AVAILABLE FUND OPTIONS:

[               ]
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